EXHIBIT 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

PERIOD ENDED JUNE 30, 2020

GIANT

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

June 30, 2020

(unaudited)

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Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally(xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; ; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

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CEDAR REALTY TRUST REPORTS

SECOND QUARTER 2020 RESULTS AND COVID-19 UPDATE

Port Washington, New York – August 10, 2020 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the second quarter 2020. Net loss attributable to common shareholders was $(0.10) per diluted share compared to net income of $0.03 per diluted share for the comparable 2019 period.  Other highlights include:

Quarter Highlights

•	NAREIT-defined funds from operations (FFO) and Operating funds from operations (Operating FFO) of $0.06 per diluted share
•	Same-property net operating income (NOI) decreased 14.6% compared to the same period in 2019
•	Collected 77%, signed deferral agreements for 6%, and in active deferral negotiations for an additional 4% of base rents and monthly charges
•	Recorded $4.6 million of uncollectible revenue/bad debt expense and wrote-off $1.2 million of straight line rent receivables
•	Signed 21 new and renewal leases for 182,300 square feet in the quarter
•	Same-property portfolio 91.5% leased at quarter-end

Subsequent Events

•	Collected 88% of July base rents and monthly charges
•	On July 9, 2020, sold Metro Square for $4.3 million
•	On July 23, 2020, entered into lease with the Government of the District of Columbia for approximately 240,000 square feet of office space in a new 6-story building to be constructed at Senator Square
•	On August 7, 2020, repaid $70 million of borrowings under revolving credit facility

COVID-19 Update

The Company took various actions as a result of COVID-19, which were fully detailed in the Company’s First Quarter 2020 Earnings Press Release on May 14, 2020.  Deferred and waived base rents and monthly charges are as follows (dollars in millions):

Range
	Quarter ended June 30, 2020	Total	Deferred / Waived Months	Payback Months	Payback Begins

Deferred Rent	$ 2.0	$ 2.5	1 to 10	3 to 18	July 2020 to March 2021
			(Wtd Avg 4.6)	(Wtd Avg 9.9)	(Wtd Avg Dec 2020)

Waived Rent	$ 0.4	$ 0.5	1 to 9	N/A	N/A
(Wtd Avg 3.2)

Additionally, the following tenants recently filed for bankruptcy: 24 Hour Fitness, GNC (6 locations), Pier I, Gordmans (2 locations), a Pizza Hut franchisee, and Tuesday Morning. These tenants had aggregate base rent and monthly charges of approximately $0.6 million for the quarter ended June 30, 2020.

“We continue to be pleased with the strength of our grocer-anchored shopping center portfolio with 77% collections for the quarter and 88% collections for July,” commented Bruce Schanzer, President and CEO. “In addition to managing our portfolio through the challenges presented by COVID, we are excited about the recent signing of a lease agreement with the Government of the District of Columbia for the construction of a new 240,000 square feet office building at Senator Square.”

Financial Results

Net loss attributable to common shareholders for the second quarter of 2020 was $(8.8) million or $(0.10) per diluted share, compared to net income of $2.7 million or $0.03 per diluted share for the same period in 2019. The principal difference in the comparative three-month results were the effects of COVID-19 in 2020, and a gain on a property sold in 2019. Net loss attributable to common shareholders for the six-month period ending June 30, 2020 was $(13.7) million or $(0.16) per dilutive share, compared to net income of $2.9 million or $0.03 per dilutive share for the same period of 2019. The principal differences in the comparative six-month results were lease termination income, an impairment charge on a property held for sale, the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties, and the effects of COVID-19 in 2020, and a gain on properties sold in 2019.

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NAREIT-defined FFO and Operating FFO for the second quarter of 2020 was $5.7 million or $0.06 per diluted share, compared to $10.2 million or $0.11 per diluted share for the same period in 2019. NAREIT-defined FFO for the six-month period ended June 30, 2020 was $22.0 million or $0.24 per dilutive share, compared to $20.4 million or $0.22 per diluted share for the same period of 2019. Operating FFO for the six-month period ended June 30, 2020 was $22.5 million or $0.25 per diluted share, compared to $20.4 million or $0.22 per diluted share for the same period in 2019. The difference between Operating FFO and NAREIT-defined FFO in 2020 was redevelopment costs. The principal difference between the comparative three-month Operating FFO results was the effect of COVID-19. The principal differences between the comparative six-month Operating FFO results were the effects of COVID-19 and lease termination income in 2020.

Portfolio Update

During the second quarter of 2020, the Company signed 21 leases for 182,300 square feet. On a comparable space basis, the Company leased 182,300 square feet at a negative lease spread of (3.9)% on a cash basis (new leases decreased 30.4% and renewals increased 2.6%). During the six-month period ended June 30, 2020, the Company signed 51 leases for 491,800 square feet. On a comparable space basis, the Company leased 490,200 square feet at a negative lease spread of (0.4)% on a cash basis (new leases decreased 15.5% and renewals increased 1.4%).

Same-property NOI decreased 14.6% excluding redevelopment properties and decreased 19.3% including redevelopment properties compared to the same period in 2019. Same-property NOI was negatively impacted by COVID-19.

The Company’s same-property portfolio was 91.5% leased at June 30, 2020, compared to 93.0% at December 31, 2019 and 91.6% at June 30, 2019. The Company’s total portfolio, excluding properties held for sale, was 90.0% leased at June 30, 2020, compared to 93.2% at December 31, 2019 and 91.5% at June 30, 2019. The sequential decrease in total leased portfolio percentage was driven by 24 Hour Fitness at Carman’s Plaza and A.C. Moore at The Point and New London vacating in the second quarter of 2020.

Balance Sheet

On August 4, 2020 the Company amended its unsecured revolving credit facility and term loans. The primary changes resulting from the amendments are the financial ratios and borrowing base are now computed using the trailing four quarters as opposed to the current quarter annualized and interest rate swaps that are a hedge of existing debt are now excluded from the definition of debt. As of today, the Company has $4.5 million of cash and $74.5 million available under its revolving credit facility and is in compliance with all financial covenants.

As of June 30, 2020, The Commons, located in Dubois, Pennsylvania, Carll’s Corner, located in Bridgeton, New Jersey,  Suffolk Plaza, located in Suffolk, Virginia, and Metro Square, located in Owings Mills, Maryland, have been classified as “real estate held for sale”.  On July 9, 2020, the Company sold Metro Square.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three and six months ended June 30, 2020 and 2019 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as management transition, acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

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Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended June 30, 2020. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, August 10, 2020, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on August 10, 2020, until midnight (ET) on August 24, 2020. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13706825 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 55 properties, with approximately 8.3 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Certain statements made in this this press release that are not strictly historical are  “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s

6

inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally(xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; ; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2020	2019
ASSETS
Real estate, at cost	$1,518,008,000	$1,515,206,000
Less accumulated depreciation	(411,041,000)	(389,861,000)
Real estate, net	1,106,967,000	1,125,345,000
Real estate held for sale	16,980,000	13,230,000
Cash and cash equivalents	68,233,000	2,747,000
Receivables	22,990,000	22,164,000
Other assets and deferred charges, net	38,928,000	42,139,000
TOTAL ASSETS	$1,254,098,000	$1,205,625,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable	$45,882,000	$46,370,000
Finance lease obligation	5,353,000	5,364,000
Unsecured revolving credit facility	176,900,000	106,000,000
Unsecured term loans	473,195,000	472,841,000
Accounts payable and accrued liabilities	61,664,000	50,502,000
Unamortized intangible lease liabilities	9,602,000	10,473,000
Total liabilities	772,596,000	691,550,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	318,339,000	351,020,000
Noncontrolling interests	3,622,000	3,514,000
Total equity	481,502,000	514,075,000

TOTAL LIABILITIES AND EQUITY	$1,254,098,000	$1,205,625,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
PROPERTY REVENUES
Rental revenues	$28,461,000	$35,309,000	$63,576,000	$71,901,000
Other	159,000	351,000	7,529,000	642,000
Total property revenues	28,620,000	35,660,000	71,105,000	72,543,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	5,508,000	6,162,000	13,229,000	14,129,000
Real estate and other property-related taxes	4,978,000	5,087,000	10,100,000	10,297,000
Total property operating expenses	10,486,000	11,249,000	23,329,000	24,426,000

PROPERTY OPERATING INCOME	18,134,000	24,411,000	47,776,000	48,117,000

OTHER EXPENSES AND INCOME
General and administrative	3,906,000	5,418,000	8,908,000	10,216,000
Depreciation and amortization	14,426,000	10,346,000	28,173,000	20,475,000
Gain on sales	-	(2,841,000)	-	(2,942,000)
Impairment charges	133,000	-	7,607,000	-
Total other expenses and income	18,465,000	12,923,000	44,688,000	27,749,000

OPERATING INCOME	(331,000)	11,488,000	3,088,000	20,368,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(5,678,000)	(5,944,000)	(11,195,000)	(11,835,000)
Total non-operating income and expense	(5,678,000)	(5,944,000)	(11,195,000)	(11,835,000)

NET (LOSS) INCOME	(6,009,000)	5,544,000	(8,107,000)	8,533,000

Attributable to noncontrolling interests	(88,000)	(161,000)	(236,000)	(268,000)

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(6,097,000)	5,383,000	(8,343,000)	8,265,000

Preferred stock dividends	(2,688,000)	(2,688,000)	(5,376,000)	(5,376,000)

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(8,785,000)	$2,695,000	$(13,719,000)	$2,889,000

NET (LOSS) INCOME PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$(0.10)	$0.03	$(0.16)	$0.03

Weighted average number of common shares - basic and diluted	86,509,000	86,260,000	86,439,000	86,420,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	June 30,	December 31,
	2020	2019

Construction in process (included in real estate, at cost)	$35,044,000	$26,624,000

Receivables
Rents and other tenant receivables, net (a)	$7,216,000	$5,061,000
Mortgage note receivable	3,500,000	3,500,000
Straight-line rents	12,274,000	13,603,000
	$22,990,000	$22,164,000

Other assets and deferred charges, net
Lease origination costs	$17,958,000	$19,947,000
Right-of-use assets	14,033,000	13,638,000
Prepaid expenses	4,158,000	6,048,000
Revolving credit facility issuance costs	715,000	1,021,000
Other	2,064,000	1,485,000
	$38,928,000	$42,139,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$24,784,000	$29,544,000
Right-of-use liabilities	14,228,000	13,778,000
Interest rate swap liabilities	22,652,000	7,180,000
	$61,664,000	$50,502,000

Statements of Operations	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Rental revenues
Base rents	$22,781,000	$26,352,000	$48,543,000	$52,753,000
Expense recoveries	6,328,000	7,950,000	14,883,000	17,144,000
Percentage rent	33,000	265,000	329,000	447,000
Straight-line rents	(988,000)	111,000	(945,000)	335,000
Amortization of intangible lease liabilities, net	307,000	631,000	766,000	1,222,000
	$28,461,000	$35,309,000	$63,576,000	$71,901,000

(a)	Includes $1.8 million of net receivables related to deferred rent as a result of COVID-19.
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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net (loss) income attributable to common shareholders	$(8,785,000)	$2,695,000	$(13,719,000)	$2,889,000
Real estate depreciation and amortization	14,400,000	10,300,000	28,105,000	20,383,000
Limited partners' interest	(52,000)	17,000	(80,000)	19,000
Gain on sales	-	(2,841,000)	-	(2,942,000)
Impairment charges	133,000	-	7,607,000	-
Consolidated minority interests:
Share of income	140,000	144,000	316,000	249,000
Share of FFO	(118,000)	(107,000)	(261,000)	(186,000)
Funds From Operations ("FFO") applicable to diluted common shares	5,718,000	10,208,000	21,968,000	20,412,000
Adjustments for items affecting comparability:
Redevelopment costs (a)	-	-	483,000	-
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$5,718,000	$10,208,000	$22,451,000	$20,412,000

FFO per diluted common share:	$0.06	$0.11	$0.24	$0.22

Operating FFO per diluted common share:	$0.06	$0.11	$0.25	$0.22

Weighted average number of diluted common shares:
Common shares and equivalents	90,829,000	90,526,000	90,798,000	90,694,000
OP Units	537,000	553,000	537,000	553,000
	91,366,000	91,079,000	91,335,000	91,247,000

Additional Disclosures (b):
Straight-line rents	$(988,000)	$111,000	$(945,000)	$335,000
Amortization of intangible lease liabilities	307,000	631,000	766,000	1,222,000
Non-real estate amortization	334,000	367,000	686,000	744,000
Share-based compensation, net	972,000	1,028,000	1,986,000	2,043,000
Maintenance capital expenditures (c)	1,820,000	2,739,000	3,528,000	5,565,000
Lease related expenditures (d)	2,242,000	922,000	4,550,000	3,225,000
Development and redevelopment capital expenditures	5,359,000	5,459,000	11,125,000	9,530,000
Capitalized interest and financing costs	631,000	444,000	1,224,000	702,000

(a)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(b)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(c)	Consists of payments for building and site improvements.
(d)	Consists of payments for tenant improvements and leasing commissions.

11

CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended June 30,				Six months ended June 30,
	2020		2019		2020		2019
Net (loss) income	$(6,009,000)		$5,544,000		$(8,107,000)		$8,533,000
Interest expense	5,678,000		5,944,000		11,195,000		11,835,000
Depreciation and amortization	14,426,000		10,346,000		28,173,000		20,475,000
Gain on sales	-		(2,841,000)		-		(2,942,000)
Impairment charges	133,000		-		7,607,000		-
EBITDAre	14,228,000		18,993,000		38,868,000		37,901,000
Adjustments for items affecting comparability:
Redevelopment costs (a)	-		-		483,000		-
Adjusted EBITDAre	$14,228,000		$18,993,000		$39,351,000		$37,901,000

Net debt
Debt, excluding issuance costs	$698,067,000		$621,181,000		$698,067,000		$621,181,000
Finance lease obligation	5,649,000		5,681,000		5,649,000		5,681,000
Unrestricted cash and cash equivalents	(68,233,000)		(2,081,000)		(68,233,000)		(2,081,000)
	$635,483,000		$624,781,000		$635,483,000		$624,781,000

Fixed charges (b)
Interest expense	$5,966,000		$6,054,000		$11,731,000		$11,858,000
Preferred stock dividends	2,688,000		2,688,000		5,376,000		5,376,000
Scheduled mortgage repayments	265,000		255,000		528,000		508,000
	$8,919,000		$8,997,000		$17,635,000		$17,742,000

Debt and Coverage Ratios (c)
Net debt to Adjusted EBITDAre	10.8	x	8.3	x	9.7	x	8.3	x
Interest coverage ratio (based on Adjusted EBITDAre)	2.5	x	3.1	x	2.8	x	3.2	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	1.7	x	2.1	x	1.9	x	2.1	x

(a)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(b)	Includes properties "held for sale".
(c)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

12

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of June 30, 2020

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza mortgage	Jun 2026	3.9%	$46,167,000
Senator Square finance lease obligation (a)	Sep 2050	5.3%	5,649,000

Unsecured debt (b):
Variable-rate (c):
Revolving credit facility (d)	Sep 2021	2.4%	176,900,000
Term loan	Sep 2022	2.6%	50,000,000

Fixed-rate (e):
Term loan	Feb 2021	3.7%	75,000,000
Term loan	Feb 2022	3.1%	50,000,000
Term loan	Sep 2022	3.3%	50,000,000
Term loan	Apr 2023	3.3%	100,000,000
Term loan	Sep 2024	3.8%	75,000,000
Term loan	Jul 2025	4.7%	75,000,000
Total unsecured debt	weighted average	3.3%	651,900,000

Total debt	weighted average	3.3%	703,716,000

Unamortized mortgage, finance lease and term loan issuance costs			(2,386,000)

Total debt			$701,330,000

Fixed to variable rate debt ratio:
Fixed-rate debt		67.8%	$476,816,000
Variable-rate debt		32.2%	226,900,000
		100.0%	$703,716,000

	Mortgage Loan	Finance Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2020	$522,000	$17,000	$-		$-	$539,000
2021	1,074,000	35,000	176,900,000	(d)	75,000,000	253,009,000
2022	1,116,000	37,000	-		150,000,000	151,153,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	-		75,000,000	76,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	39,836,000	48,000	-		-	39,884,000
Thereafter	-	5,388,000	-		-	5,388,000
	$46,167,000	$5,649,000	$176,900,000		$475,000,000	$703,716,000

(a)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the finance lease obligation.
(b)	During the third quarter of 2020, the weighted average interest rate for the Company’s unsecured credit facilities will increase 15 bps as a result of an increase in the Company’s leverage ratio.
(c)	For variable-rate debt, rate in effect as of June 30, 2020.
(d)	Subject to a one-year extension at the Company's option.
(e)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

13

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of June 30, 2020

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Connecticut
Bethel Shopping Center	2013	101,105	95.1%	$23.41	Big Y	Dollar Tree
Brickyard Plaza	2004	227,598	99.2%	8.77		Home Depot
						Kohl's
						Michaels
						PetSmart
Groton Shopping Center	2007	130,264	100.0%	12.45	Aldi	TJ Maxx
						Goodwill
						Planet Fitness
						Dollar Tree
						Pet Supplies Plus
Jordan Lane	2005	177,504	73.1%	11.96	Stop & Shop	Crunch Fitness
						Dollar Tree
New London Mall	2009	259,566	88.0%	12.99	Shop Rite	Marshalls
						Home Goods
						PetSmart
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	Bristol Ten Pin
Southington Center	2003	155,842	98.5%	7.85	Walmart	NAMCO
						Southington Wine & Spirit
Total Connecticut		1,141,979	92.3%	11.53

Delaware
Christina Crossing	2017	119,446	90.7%	19.56	Shop Rite

Maryland / Washington, D.C.
East River Park	2015	150,038	97.4%	20.16	Safeway	District of Columbia
						CVS
Oakland Mills	2005	59,308	100.0%	12.46	LA Mart
Patuxent Crossing (f/k/a San Souci Plaza) (a)	2009	264,134	82.3%	11.77	McKay's Market and Café	Marshalls
						Home Goods
						World Gym
						JOANN Fabrics
						Dollar Tree
Senator Square	2018	61,691	100.0%	21.46		Unity Health Care
						Dollar Tree
Shoppes at Arts District	2016	35,676	100.0%	37.04	Yes! Organic Market	Busboys and Poets
Valley Plaza	2003	190,939	49.8%	9.79		Ollie's Bargain Outlet
						Tractor Supply
Yorktowne Plaza	2007	136,197	70.5%	12.46	Food Lion	Dollar Tree
Total Maryland / Washington, D.C.		897,983	79.2%	15.49

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	84.6%	12.15	Shaw's	Work Out World
						Dollar Tree
						Family Dollar
Franklin Village Plaza	2004/2012	303,524	89.1%	20.95	Stop & Shop	Marshalls
						NRG Labs
Kings Plaza	2007	168,243	82.2%	8.65		Fun Z Trampoline Park
						Ocean State Job Lot
						Savers
						Dollar General
Norwood Shopping Center	2006	97,756	94.7%	10.12	Big Y	Planet Fitness
						Dollar Tree
The Shops at Suffolk Downs	2005	121,187	100.0%	14.15	Stop & Shop	Dollar Tree
14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2020

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Massachusetts (continued)
Timpany Plaza	2007	182,799	67.4%	10.15		Big Lots
						Gardner Theater
						Tractor Supply
						Dollar Tree
Webster Commons	2007	98,984	96.7%	11.84		Big Lots
						Planet Fitness
						CVS
						Aubuchon Hardware
Total Massachusetts		1,122,616	86.3%	13.88

New Jersey
Pine Grove Plaza	2003	86,089	80.9%	11.40		Gordmans
						Dollar Tree
The Shops at Bloomfield Station	2016	63,844	84.1%	19.21	Super Foodtown
Washington Center Shoppes	2001	157,300	93.4%	11.34	Acme Markets	Planet Fitness
Total New Jersey		307,233	88.0%	12.92

New York
Carman's Plaza	2007	195,485	58.9%	21.72	Key Foods	Department of Motor Vehicle
						Popcorn Beauty
						Dollar Tree
Pennsylvania
Academy Plaza	2001	137,415	91.9%	15.48	Acme Markets	Rite Aid
Camp Hill	2002	430,198	99.7%	15.29	Giant Foods	Boscov's
						LA Fitness
						Barnes & Noble
						Staples
Colonial Commons	2011	410,432	97.2%	13.06	Giant Foods (b)	Dick's Sporting Goods
						Home Goods
						Ross Dress For Less
						Marshalls
						JoAnn Fabrics
						David's Furniture
						Old Navy
						Dollar Tree
Crossroads II (a)	2008	133,717	97.2%	20.58	Giant Foods	Dollar Tree
Fairview Commons	2007	52,964	77.5%	9.53	Grocery Outlet	Dollar Tree
Fishtown Crossing	2001	120,375	91.8%	14.89	IGA Supermarket	Pep Boys
						Dollar Tree
						Dollar General
Girard Plaza	2019	35,688	100.0%	15.77	Save A Lot	Dollar General
Gold Star Plaza	2006	71,720	95.5%	8.94	Redner's	Dollar Tree
Golden Triangle	2003	202,790	89.2%	13.24		LA Fitness
						Marshalls
						Staples
						Immunotek
						Walgreens
						Dollar Tree
Halifax Plaza	2003	51,510	100.0%	13.57	Giant Foods	Rite Aid
Hamburg Square	2004	102,058	96.7%	6.50	Redner's	Chesaco RV
Lawndale Plaza	2015	92,773	100.0%	18.69	Shop Rite
Meadows Marketplace	2004/2012	91,518	95.5%	15.89	Giant Foods
Newport Plaza	2003	64,489	100.0%	12.82	Giant Foods	Rite Aid
Northside Commons	2008	69,136	100.0%	10.41	Redner's	Dollar Tree
Palmyra Shopping Center	2005	111,051	91.1%	7.55	Weis Markets	Goodwill
15

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2020

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Pennsylvania (continued)
Quartermaster Plaza	2014	456,602	92.0%	14.35	BJ's Wholesale Club	Home Depot
						Planet Fitness
						Staples
						PetSmart
						Walgreens
Riverview Plaza	2003	196,032	86.6%	20.87		United Artists
						Pep Boys
						Staples
South Philadelphia	2003	193,085	76.3%	11.13	Shop Rite	Ross Dress For Less
						LA Fitness
						Kid City
Swede Square	2003	100,816	75.5%	18.56		LA Fitness
The Point	2000	262,620	87.0%	14.62	Giant Foods	Burlington
						Grossman's Bargain Outlet
						Staples
						Dollar Tree
Trexler Mall	2005	337,297	79.8%	10.82		Kohl's
						Lehigh Wellness Partners
						Maxx Fitness
						Marshalls
						Home Goods
						Dollar Tree
Trexlertown Plaza	2006	325,171	94.5%	14.19	Giant Foods	Hobby Lobby
						Burlington
						Big Lots
						Tractor Supply
Total Pennsylvania		4,049,457	91.5%	14.04

Virginia
Coliseum Marketplace	2005	106,648	100.0%	17.19	Kroger	Michaels
Elmhurst Square	2006	66,254	89.3%	10.25	Food Lion
General Booth Plaza	2005	71,639	100.0%	15.25	Food Lion
Glen Allen Shopping Center	2005	63,328	100.0%	7.71	Publix
Kempsville Crossing	2005	79,512	93.1%	12.08	Walmart	The Iron Asylum
Oak Ridge Shopping Center	2006	38,700	100.0%	11.03	Food Lion
Total Virginia		426,081	97.0%	12.92

Total (90.0% leased at June 30, 2020)		8,260,280	88.9%	$13.90

(a)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively, the Company has included 100% of these joint ventures’ results of operations in its calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

(b)	Giant Foods retains the leasehold obligation as Hobby Lobby is a subtenant and currently occupying the space.
16

CEDAR REALTY TRUST, INC.

Tenant Categories (Based on Annualized Base Rent)

As of June 30, 2020

			Percentage		Percentage	Q2-2020
			of occupied	Annualized	of annualized	percent
Tenant Categories	Examples/Description	GLA	GLA	base rent	base rents	collected
Grocer Anchor	Giant Foods, Shop Rite, Stop & Shop, Big Y, BJ's Wholesale Club, Food Lion, Walmart Neighborhood Market	2,379,000	32.4%	$29,119,000	28.5%	99.7%
Limited/Fast Service Restaurants	Panera Bread, Subway, Dunkin, McDonalds, Chipotle	269,000	3.7%	7,137,000	7.0%	76.5%
Full Service Restaurants	Chili's, Red Lobster, Busboys and Poets	244,000	3.3%	5,384,000	5.3%	52.3%
Fitness	LA Fitness, Planet Fitness	450,000	6.1%	5,362,000	5.3%	12.3%
Dollar/Variety	Dollar Tree, Big Lots, Five Below	524,000	7.1%	5,112,000	5.0%	89.3%
Medical, Dental and Optical	Medical Centers, Urgent Care, Physical Therapy, Dentists, Optical	217,000	3.0%	4,614,000	4.5%	75.4%
Discount Department Stores	Marshalls, Kohl's, Burlington, Ross Dress For Less, TJ Maxx	677,000	9.2%	4,515,000	4.4%	80.5%
Personal Care	Nail Salons, Hair Salons, Spas, GNC	148,000	2.0%	3,558,000	3.5%	59.6%
Banking	Santander Bank, Wells Fargo, Bank of America, Middlesex Savings Bank	87,000	1.2%	2,727,000	2.7%	99.8%
Home Improvement/ Hardware	Home Depot, Tractor Supply	339,000	4.6%	2,674,000	2.6%	99.8%
Wireless and Gaming	AT&T Mobility, T-Mobile, Verizon Wireless, GameStop	97,000	1.3%	2,401,000	2.4%	81.0%
Pharmacy/Drug Store	Rite Aid, Walgreens, CVS	92,000	1.3%	2,233,000	2.2%	96.2%
Beer, Wine and Liquor	Beer, Wine and Liquor Stores	117,000	1.6%	2,149,000	2.1%	98.4%
Office Supply	Staples, The UPS Store	120,000	1.6%	2,066,000	2.0%	94.1%
Governmental Office	District of Columbia, Department of Motor Vehicle, USPS	213,000	2.9%	2,034,000	2.0%	98.7%
Clothing	Old Navy, Men's Wearhouse, Carter's, Madrag	74,000	1.0%	1,885,000	1.8%	18.4%
Home Furnishing	Homegoods, Mattress Firm	170,000	2.3%	1,847,000	1.8%	70.2%
Movie Theatre	United Artists, Gardner Theater	111,000	1.5%	1,828,000	1.8%	4.2%
Shoes	Famous Footwear, Shoe City	105,000	1.4%	1,735,000	1.7%	36.2%
Pet	PetSmart, Pet Valu, Pet Supplies Plus	128,000	1.7%	1,630,000	1.6%	89.1%
Non-Retail	Various office tenants	106,000	1.4%	1,552,000	1.5%	89.6%
Hobby Stores	Michaels, Hobby Lobby, A.C. Moore, JoAnn Fabrics	155,000	2.1%	1,544,000	1.5%	77.1%
Automotive Parts and Service	Pep Boys, Advance Auto Parts, AutoZone, Mavis	72,000	1.0%	1,493,000	1.5%	97.6%
Sporting and Outdoor Stores	Dicks, NAMCO Pools	81,000	1.1%	1,430,000	1.4%	38.8%
Beauty Supplies	Sally Beauty, Popcorn Beauty, Ulta	106,000	1.4%	1,280,000	1.3%	70.3%
Other	Professional Services, Thrift Stores, Cleaners, Education, Books and Other	264,000	3.6%	4,777,000	4.7%	66.6%
		7,345,000	100.0%	$102,086,000	100.0%	77.4%
17

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of June 30, 2020

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty-five tenants (a):
Giant Foods	8	538,000	6.5%	$9,007,000	$16.74	8.8%
Shop Rite	4	252,000	3.1%	4,092,000	16.24	4.0%
Stop & Shop	3	211,000	2.6%	2,786,000	13.20	2.7%
Dollar Tree	21	224,000	2.7%	2,414,000	10.78	2.4%
LA Fitness	4	158,000	1.9%	2,110,000	13.35	2.1%
Big Y	2	106,000	1.3%	2,006,000	18.92	2.0%
Home Depot	2	253,000	3.1%	1,977,000	7.81	1.9%
Staples	5	106,000	1.3%	1,773,000	16.73	1.7%
BJ's Wholesale Club	1	118,000	1.4%	1,760,000	14.92	1.7%
Marshalls	6	170,000	2.1%	1,558,000	9.16	1.5%
United Artists	1	78,000	0.9%	1,538,000	19.72	1.5%
Food Lion	4	163,000	2.0%	1,530,000	9.39	1.5%
Planet Fitness	5	99,000	1.2%	1,283,000	12.96	1.3%
Walmart	3	192,000	2.3%	1,193,000	6.21	1.2%
Redner's	3	159,000	1.9%	1,160,000	7.30	1.1%
Kohl's	2	147,000	1.8%	1,031,000	7.01	1.0%
Shaw's	1	68,000	0.8%	925,000	13.60	0.9%
District of Columbia	1	34,000	0.4%	905,000	26.62	0.9%
Home Goods	4	105,000	1.3%	885,000	8.43	0.9%
Walgreens	2	29,000	0.4%	875,000	30.17	0.9%
Kroger	1	58,000	0.7%	863,000	14.88	0.8%
PetSmart	3	63,000	0.8%	857,000	13.60	0.8%
Dick's Sporting Goods	1	56,000	0.7%	784,000	14.00	0.8%
Burlington Coat Factory	2	84,000	1.0%	760,000	9.05	0.7%
Boscov's	1	159,000	1.9%	742,000	4.67	0.7%
Sub-total top twenty-five tenants	90	3,630,000	43.9%	44,814,000	12.35	43.9%
Remaining tenants	714	3,715,000	45.0%	57,272,000	15.42	56.1%
Sub-total all tenants (b)	804	7,345,000	88.9%	$102,086,000	$13.90	100.0%
Vacant space	N/A	915,000	11.1%
Total	804	8,260,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop and Food Lion, and (2) Marshalls, Home Goods, and TJ Maxx (GLA of 30,000; annualized base rent of $315,000).

(b)	Comprised of tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Spaces ≥ 10,000 GLA	5,419,000	73.8%	$60,920,000	$11.24	59.7%
Spaces < 10,000 GLA	1,926,000	26.2%	41,166,000	21.37	40.3%
Total	7,345,000	100.0%	$102,086,000	$13.90	100.0%

18

CEDAR REALTY TRUST, INC.

Lease Expirations

As of June 30, 2020

Total Portfolio
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	57	256,000	3.5%	$17.97	4.5%
2020	36	197,000	2.7%	18.53	3.6%
2021	134	771,000	10.5%	15.51	11.7%
2022	101	545,000	7.4%	16.86	9.0%
2023	83	614,000	8.4%	14.06	8.5%
2024	89	781,000	10.6%	14.61	11.2%
2025	95	1,242,000	16.9%	12.70	15.4%
2026	37	309,000	4.2%	16.00	4.8%
2027	39	310,000	4.2%	14.02	4.3%
2028	35	363,000	4.9%	11.57	4.1%
2029	42	710,000	9.7%	12.80	8.9%
Thereafter	56	1,247,000	17.0%	11.47	14.0%
All tenants	804	7,345,000	100.0%	$13.90	100.0%

Spaces ≥ 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	3	108,000	2.0%	$15.67	2.8%
2020	5	100,000	1.8%	15.34	2.5%
2021	14	458,000	8.5%	10.89	8.2%
2022	13	283,000	5.2%	13.55	6.3%
2023	14	441,000	8.1%	10.61	7.7%
2024	19	598,000	11.0%	11.68	11.5%
2025	26	978,000	18.0%	10.66	17.1%
2026	9	223,000	4.1%	12.91	4.7%
2027	10	204,000	3.8%	11.53	3.9%
2028	10	280,000	5.2%	9.23	4.2%
2029	16	618,000	11.4%	11.83	12.0%
Thereafter	20	1,128,000	20.8%	10.29	19.1%
All tenants	159	5,419,000	100.0%	$11.24	100.0%

Spaces < 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	54	148,000	7.7%	$19.66	7.1%
2020	31	97,000	5.0%	21.82	5.1%
2021	120	313,000	16.3%	22.26	16.9%
2022	88	262,000	13.6%	20.42	13.0%
2023	69	173,000	9.0%	22.87	9.6%
2024	70	183,000	9.5%	24.17	10.7%
2025	69	264,000	13.7%	20.23	13.0%
2026	28	86,000	4.5%	24.01	5.0%
2027	29	106,000	5.5%	18.80	4.8%
2028	25	83,000	4.3%	19.47	3.9%
2029	26	92,000	4.8%	19.29	4.3%
Thereafter	36	119,000	6.2%	22.61	6.5%
All tenants	645	1,926,000	100.0%	$21.37	100.0%
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CEDAR REALTY TRUST, INC.

Leasing Activity (a)

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
2nd Quarter 2020	21	182,300	$10.63	$11.06	-3.9%	$2.07	4.6
1st Quarter 2020	29	307,900	$16.15	$16.21	-0.4%	$6.46	6.8
4th Quarter 2019	40	286,200	$14.64	$14.40	1.7%	$11.28	5.3
3rd Quarter 2019	40	576,200	$9.44	$8.70	8.5%	$16.74	8.4
Total	130	1,352,600	$12.23	$11.93	2.5%	$11.27	6.9

New Leases - Comparable
2nd Quarter 2020	4	12,300	$22.60	$32.46	-30.4%	$30.69	6.0
1st Quarter 2020	12	37,600	$18.11	$19.57	-7.5%	$34.91	7.4
4th Quarter 2019	12	75,600	$11.29	$12.83	-12.0%	$42.72	9.3
3rd Quarter 2019	14	165,500	$10.84	$8.44	28.4%	$58.28	10.2
Total	42	291,000	$12.39	$12.04	3.0%	$50.05	9.4

Renewals - Comparable
2nd Quarter 2020	17	170,000	$9.77	$9.52	2.6%	$0.00	4.5
1st Quarter 2020	17	270,300	$15.88	$15.74	0.9%	$2.50	6.7
4th Quarter 2019	28	210,600	$15.84	$14.96	5.9%	$0.00	3.9
3rd Quarter 2019	26	410,700	$8.88	$8.81	0.9%	$0.00	7.7
Total	88	1,061,600	$12.19	$11.91	2.3%	$0.64	6.2

Total Comparable and Non-Comparable
2nd Quarter 2020	21	182,300	$10.63	N/A	N/A	$2.07	4.6
1st Quarter 2020	30	309,500	$16.18	N/A	N/A	$6.43	6.8
4th Quarter 2019	41	297,100	$15.08	N/A	N/A	$13.24	5.5
3rd Quarter 2019	42	579,400	$9.49	N/A	N/A	$16.82	8.4
Total	134	1,368,300	$12.37	N/A	N/A	$11.73	6.9

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

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CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Base Rents	$18,192,000	$20,329,000	$38,358,000	$40,490,000
Expense Recoveries	5,237,000	6,120,000	11,910,000	12,926,000
Total Revenues	23,429,000	26,449,000	50,268,000	53,416,000
Operating expenses	7,709,000	8,033,000	16,599,000	17,191,000
Same-Property NOI	$15,720,000	$18,416,000	$33,669,000	$36,225,000

Occupied	90.2%	91.4%	90.2%	91.4%
Leased	91.5%	91.6%	91.5%	91.6%
Average base rent	$13.57	$13.56	$13.57	$13.56
Number of same properties	46	46	46	46
Same-Property NOI growth	-14.6%		-7.1%

Same-Property NOI Reconciliation (a)	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Operating income	$(331,000)	$11,488,000	$3,088,000	$20,368,000
Add (deduct):
General and administrative	3,906,000	5,418,000	8,908,000	10,216,000
Gain on sales	-	(2,841,000)	-	(2,942,000)
Impairment charges	133,000	-	7,607,000	-
Depreciation and amortization	14,426,000	10,346,000	28,173,000	20,475,000
Straight-line rents	988,000	(111,000)	945,000	(335,000)
Amortization of intangible lease liabilities	(307,000)	(631,000)	(766,000)	(1,222,000)
Other adjustments	(54,000)	(108,000)	1,000	(123,000)
NOI related to properties not defined as same-property	(3,041,000)	(5,145,000)	(14,287,000)	(10,212,000)
Same-Property NOI	$15,720,000	$18,416,000	$33,669,000	$36,225,000

(a)

Same-Property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-Property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

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CEDAR REALTY TRUST, INC.

Summary of Real Estate Held For Sale

As of June 30, 2020

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	42.0%	$8.62
Metro Square (a)	Owings Mills, MD	71,896	18.4%	$28.26
Suffolk Plaza	Suffolk, VA	67,216	100.0%	$10.90
The Commons	Dubois, PA	203,309	59.2%	$7.10
		472,003	54.1%	$9.52

(a)	Property was sold on July 9, 2020.
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CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit, management transition, and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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